Exhibit 99.1







                               CLASSIC BANKSHARES
                               Delivering in 2004

                              WELCOME SHAREHOLDERS



                                 ANNUAL MEETING

                                 AUGUST 26, 2004

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                           FORWARD LOOKING STATEMENTS


When used in this report, the words or phrases "will likely result", "are expected to", "will continue", "is anticipated", "estimate", "project" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, changes in economic conditions in the Company's market area, changes in real estate values in the Company's market area, regulatory policies, interest rates, demand for loans in the Company's market area and competition that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

The Company does not undertake--and specifically declines any obligation--to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.














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                              Chairman of the Board

                                C. Cyrus Reynolds


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                      President and Chief Executive Officer

                                David B. Barbour


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                                  INTRODUCTIONS


Robert S. Curtis                          Kimberly McCann, Partner,
President, Classic Bank                   VanAntwerp, Monge, Jones and Edwards,
                                          General Counsel

Lisah M. Frazier                          Kip A. Weissman, Partner,
Chief Operating                           Luse Gorman Pomerenk & Schick, P.C.,
and Chief Financial Officer               Special Counsel

Dena Newsom                               Gary L. Stewart, Partner,
Secretary to the Board of Directors       Crowe Chizek and Company, LLC,
                                          Independent Accountants

Warren Watts                              Robert L. Bayes
Executive Vice President                  Executive Vice President
 and Senior Lending Officer                and Paintsville Area Market President



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                            CLASSIC BANCSHARES, INC.

                               BOARD OF DIRECTORS

                           C. CYRUS REYNOLDS, Chairman
                        E.B. GEVEDON, JR., Vice Chairman
                                  DAVID A.LANG
                              ROBERT B. KEIFER, JR.
                              ROBERT A. MOYER, JR.
                                  JOHN W. CLARK
                             JEFFREY P. LOPEZ, M.D.
                               STEVEN C. MILLESON
                                DAVID B. BARBOUR
                                LISAH M. FRAZIER



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                                  CLASSIC BANK

                               BOARD OF DIRECTORS

                           DAVID B. BARBOUR, Chairman
                                ROBERT S. CURTIS
                                RICHARD C. LAYMAN
                                  DARRELL HANEY
                                   DOUG MOORE
                               WM. CARSON ELSWICK
                                JACK R. PATTERSON
                                 BRENT E. CLARK
                              DEWEY L. BOCOOK, JR.
                               EDWARD R. RAMBACHER
                                 J. R. MCKENZIE


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                                  CLASSIC BANK

                           PAINTSVILLE ADVISORY BOARD


                                  LINDSEY ABLE
                                   WADE H. MAY
                              N. ROGER JURICH, M.D.
                                 DEBORAH TRIMBLE
                                PAUL W. WILLIAMS
                                   CHAD PERRY


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                        BUSINESS MATTERS TO BE CONSIDERED


ELECTION OF DIRECTORS

C. Cyrus Reynolds          Term Expiring 2007
David B. Barbour           Term Expiring 2007
Jeffrey P. Lopez           Term Expiring 2007


RATIFICATION OF INDEPENDENT AUDITORS

Crowe Chizek and Company LLC


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


                                 PEER COMPARISON
          Kentucky Publicly Traded Companies (Data as of June 30, 2004)

                                                            EPS       ROAA %      ROAE %       NIM         EFF
           Bank Holding Company                Assets        $                                  %           %

Classic Bancshares.....................         341,430       2.43        1.20       11.33        4.52       62.38
Bank of Kentucky Financial Co..........         819,209       1.57        1.19       14.46        3.82       54.98
Community Trust Bancorp................       2,460,433       2.13        1.17       13.35        3.86       57.51
Farmers Capital Bank Corp..............       1,307,722       1.91        1.02       10.25        3.61       69.85
Kentucky Bancshares....................         520,658       1.49        0.93        9.02        3.74       65.09
Republic Bancorp.......................       2,203,714       1.60        1.45       17.20        4.48       56.71
S. Y. Bancorp..........................       1,134,763       1.30        1.64       18.48        4.25       57.61

State median (13 companies)............         520,658       1.60        1.02       11.33        3.74       63.00
National median........................         420,939       1.33        1.01       11.40        3.98       65.09



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


                                 PEER COMPARISON
          Kentucky Publicly Traded Companies (Data as of June 30, 2004)

                                                                   Total Return
           Bank Holding Company                Assets       YTD        1 YR        3 YR

Classic Bancshares.....................         341,430      20.78       44.37      215.79
Bank of Kentucky Financial Co..........         819,209     (3.27)      (4.56)       42.79
Community Trust Bancorp................       2,460,433       2.63       32.23       69.39
Farmers Capital Bank Corp..............       1,307,722       7.17       16.30      (1.64)
Kentucky Bancshares....................         520,658     (1.41)       16.51       42.29
Republic Bancorp.......................       2,203,714       9.31       51.39       73.44
S. Y. Bancorp..........................       1,134,763      14.81       34.52       43.96

State median (13 companies)............         520,658       7.17       16.30       43.98
National median........................         420,939       4.15       22.98       73.21



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


                                 PEER COMPARISON
          Kentucky Publicly Traded Companies (Data as of June 30, 2004)

                                                                 6/30/04 Price To
           Bank Holding Company                Assets    LTM EPS      BOOK %     TG BOOK
                                                            (X)

Classic Bancshares.....................         341,430      16.46      159.54      212.52
Bank of Kentucky Financial Co..........         819,209      18.63      255.72      318.45
Community Trust Bancorp................       2,460,433      14.32      181.44      252.86
Farmers Capital Bank Corp..............       1,307,722      18.72      186.98      186.98
Kentucky Bancshares....................         520,658      22.15      196.55      258.34
Republic Bancorp.......................       2,203,714      12.62      200.70      200.70
S. Y. Bancorp..........................       1,134,763      18.01      302.06      304.01

State median (13 companies)............         520,658      17.20      170.11      186.98
National median........................         420,939      17.70      183.98      202.41



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                             President, Classic Bank

                                Robert S. Curtis


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                              Deposit Market Share



Huntington-Ashland-Ironton MSA
     Boyd, Greenup, Carter in Kentucky
     Lawrence in Ohio
     Cabell, Wayne in West Virginia

     Population 300,000+
     Bank Deposit Rank #135
     MSA Rank #122
     MSA Market Share
            2002=3.84% (11th)               2003=4.41% (7th)
            No Locations in Cabell or Wayne, WV
            Largest Market Share is 11%

Johnson County, KY Market
     Market Share, Rank 2nd
            2000=20.79%             2003=28.47%

Lawrence County, OH Market
     Market Share-11% Rank 5th


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                          Ironton Park Avenue Location

                                (Picture omitted)


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                            New Paintsville Location

                                (Picture omitted)

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                                  RECENT EVENTS

               o    Remodeling of Proctorville Office

               o    Hiring of Ron McCloud

               o    Purchase of property in Ironton for future new office



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                   Chief Operating and Chief Executive Officer

                                Lisah M. Frazier


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Total Assets at March 31, 2004

2000 $175,254
2001 $187,860
2002 $215,447
2003 $249,881
2004 $341,765


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Total Loans, Net at March 31, 2004

2000 $127,808
2001 $138,862
2002 $160,316
2003 $187,175
2004 $257,455


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Total Deposits at March 31, 2004

2000 $134,897
2001 $145,430
2002 $158,874
2003 $190,156
2004 $260,241


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Net Interest Margin for the year ended March 31, 2004

2000 4.3%
2001 4.0%
2002 4.4%
2003 4.5%
2004 4.3%


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Non-Interest Income Margin for the year ended March 31, 2004

2000 $895
2001 $1,085
2002 $1,454
2003 $1,676
2004 $2,136


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 Efficiency

2000 77.2%
2001 77.9%
2002 63.2%
2003 59.2%
2004 62.2%


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Net Income for the year ended March 31, 2004

2000 $1,070
2001 $1,048
2002 $2,200
2003 $2,921
2004 $3,625


Diluted Earnings Per Share for the year ended March 31, 2004

2000 $5.84
2001 $0.95
2002 $1.77
2003 $2.32
2004 $2.43


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Return on Average Assets for the year ended March 31, 2004

2000 0.6%
2001 0.6%
2002 1.1%
2003 1.3%
2004 1.2%

Return on Average Equity for the year ended March 31, 2004

2000 5.5%
2001 5.3%
2002 10.3%
2003 12.2%
2004 11.4%



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                                Quarterly Results


                                               June 30,    March 31,
                                                2004        2004
                                              (Dollars in thousands)
Total Assets...........................         335,975    341,765
Total Loans............................         255,961    257,455
Total Deposits.........................         258,183    260,241


                              For the Three Months
                                 Ended June 30,
                                    2004 2003

Net income.............................          $1,052       $745
Diluted earnings per share.............             .68        .57
Return of average assets...............            1.3%       1.2%
Return on average equity...............            12.1       11.1
Net interest margin....................             4.3        4.5
Efficiency.............................            55.5       61.4



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                                Stock Performance

                                 (Graph omitted)


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                         Special Thanks to our Employees

                                ...your hard work
                               contributes to the
                                 success of your
                                    Company.


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                               Delivering in 2004


 Thank you

 Please enjoy some refreshments and help yourself to a gift.